UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 21, 2018

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070
1-3164	Alabama Power Company (An Alabama Corporation) 600 North 18th Street Birmingham, Alabama 35203 (205) 257-1000	63-0004250
1-6468	Georgia Power Company (A Georgia Corporation) 241 Ralph McGill Boulevard, N.E. Atlanta, Georgia 30308 (404) 506-6526	58-0257110
001-31737	Gulf Power Company (A Florida Corporation) One Energy Place Pensacola, Florida 32520 (850) 444-6111	59-0276810
001-11229	Mississippi Power Company (A Mississippi Corporation) 2992 West Beach Boulevard Gulfport, Mississippi 39501 (228) 864-1211	64-0205820
001-37803	Southern Power Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-2598670
1-14174	Southern Company Gas (A Georgia Corporation) Ten Peachtree Place N.E. Atlanta, Georgia 30309 (404) 584-4000	58-2210952
The names and addresses of the registrants have not changed since the last report.

This combined Form 8-K is furnished separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Southern Power Company and Southern Company Gas. Information contained herein relating to each registrant is furnished by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On February 21, 2018, The Southern Company (“Southern Company”) issued a press release regarding its earnings for the three-month and twelve-month periods ended December 31, 2017. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the three-month and twelve-month periods ended December 31, 2017 is being furnished as Exhibits 99.02 through 99.07 to this Current Report on Form 8-K.
Use of Non-GAAP Financial Measures
Exhibits 99.01, 99.02, 99.03 and 99.04 to this Current Report on Form 8-K include earnings and earnings per share in accordance with generally accepted accounting principles (“GAAP”) for the three-month and twelve-month periods ended December 31, 2017 and 2016. These exhibits also include earnings and earnings per share (1) excluding (a) charges for estimated losses relating to Mississippi Power Company’s integrated coal gasification combined cycle construction project in Kemper County, Mississippi (the “Kemper IGCC”), (b) costs related to the acquisition and integration of Southern Company Gas, and (c) earnings from the Wholesale Gas Services business of Southern Company Gas, for the three-month and twelve-month periods ended December 31, 2017 and 2016; (2) excluding charges for a write-down of Gulf Power Company’s ownership of Plant Scherer Unit 3 for the twelve-month period ended December 31, 2017; (3) excluding additional equity return as a result of the Kemper IGCC schedule extension from August 31, 2016 through the project’s suspension in June 2017 for the twelve-month period ended December 31, 2017 and the three-month and twelve-month periods ended December 31, 2016; (4) excluding costs relating to the pending dispositions of Elizabethtown Gas and Elkton Gas for the three-month and twelve-month periods ended December 31, 2017; and (5) excluding the net tax benefit as a result of federal tax reform legislation for the three-month and twelve-month periods ended December 31, 2017. The attached exhibits include additional information regarding these excluded items, as well as reconciliations of each non-GAAP financial measure to the most comparable financial measure under GAAP. Southern Company believes the presentation of earnings and earnings per share, excluding these items, is useful to investors because it provides investors with additional information to evaluate the performance of Southern Company’s ongoing business activities.  Southern Company management also uses earnings and earnings per share, excluding the effect of these items, to evaluate the performance of Southern Company’s ongoing business activities.  The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.
Exhibits
The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Southern Power Company and Southern Company Gas. Accordingly, this report is also being furnished on behalf of each such registrant.

The following exhibits relate to the three-month and twelve-month periods ended December 31, 2017:

Exhibit 99.01	Press Release.
Exhibit 99.02	Financial Highlights.
Exhibit 99.03	Significant Factors Impacting EPS.
Exhibit 99.04	EPS Earnings Analysis.
Exhibit 99.05	Consolidated Earnings.
Exhibit 99.06	Kilowatt-Hour Sales and Customers.
Exhibit 99.07	Financial Overview.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2018	THE SOUTHERN COMPANY
	By	/s/Ann P. Daiss
Ann P. Daiss Comptroller

ALABAMA POWER COMPANY GEORGIA POWER COMPANY GULF POWER COMPANY MISSISSIPPI POWER COMPANY SOUTHERN POWER COMPANY SOUTHERN COMPANY GAS
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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